SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 12, 2001
                                                   (March 11, 2001)

                        American General Corporation
             (Exact Name of Registrant as Specified in Charter)

                                   Texas
               (State or Other Jurisdiction of Incorporation)

              001-07981                           74-0483432
      (Commission File Number)         (IRS Employer Identification No.)


            2929 Allen Parkway
            Houston, Texas                                77019
      (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code: (713) 522-1111

                               Not Applicable
       (Former name or former address, if changed since last report)




ITEM 5.  OTHER EVENTS

      On March 11, 2001 American General Corporation (the "Company"), Prudential plc, a public limited company incorporated in England and Wales ("Prudential"), Holborn Delaware Partnership ("HDP"), a Delaware general partnership and a wholly-owned indirect subsidiary of Prudential, and Ascend Merger Corp., a Texas corporation and a wholly-owned subsidiary of HDP ("Merger Corp"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 11, 2001, a copy of which is attached as exhibit 2.01 hereto and the terms of which are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Business Acquired
            Not applicable.

      (b)   Pro Forma Financial Information
            Not applicable.

      (c)   Exhibits

            Exhibit No.       Description
            -----------       -----------
            2.01              Agreement and Plan of Merger, dated as of
                              March 11, 2001, by and among the Company, Prudential, HDP and Ascend Merger Corp.



                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 12, 2001
                                    American General Corporation


                                    By: /s/ Mark S. Berg
                                       -----------------------------
                                       Name:  Mark S. Berg
                                       Title: Executive Vice President and
                                              General Counsel




                               EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

2.01 Agreement and Plan of Merger, dated as of March 11, 2001, by and among the Company, Prudential, HDP and Ascend Merger Corp.